December 1, 1995
                   DREYFUS BASIC MONEY MARKET FUND, INC.
            DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
                   SUPPLEMENT TO COMBINED PROSPECTUS
                            DATED JULY 3, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUNDS' COMBINED PROSPECTUS ENTITLED "MANAGEMENT OF THE FUNDS," "HOW TO BUY SHARES," "FUND EXCHANGES," AND "HOW TO REDEEM SHARES":
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Funds Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:
        *      Dreyfus TELETRANSFER Privilege
        *      Telephone Exchange Privilege
        *      Wire Redemption Privilege
        *      Telephone Redemption Privilege
123/124s120195


                                                   December 1, 1995


                    DREYFUS BASIC MONEY MARKET FUND, INC.
               DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND

         Supplement to Combined Statement of Additional Information
                             Dated July 3, 1995

     The following information supplements or replaces the information contained in the following indicated sections of the Funds' combined Statement of Additional Information:

                             PURCHASE OF SHARES

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Funds' transfer and dividend disbursing agent (the "Transfer Agent"), or the New York Stock Exchange is open for business, will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent or the New York Stock Exchange is open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                       COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Funds' transfer and dividend disbursing agent. Under a transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and each Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by either Fund.